UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22565

Center Coast Core MLP Fund I, LLC

(Exact name of registrant as specified in charter)

Center Coast Capital Advisors, LP

1600 Smith Street

Suite 3800

Houston, TX 77002

(Address of principal executive offices) (Zip code)

Dan C. Tutcher

Center Coast Capital Advisors, LP

1600 Smith Street

Suite 3800

Houston, TX 77002

(Name and address of agent for service)

registrant's telephone number, including area code: (713) 759-1400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CENTER COAST CORE MLP FUND I, LLC

(a Delaware Limited Liability Company)

Annual Report

For the Year Ended November 30, 2016

CENTER COAST CORE MLP FUND I, LLC

(a Delaware Limited Liability Company)

For the Year Ended November 30, 2016

Independent Auditors’ Report

The Board of Directors

Center Coast Core MLP Fund I, LLC:

We have audited the accompanying statement of assets, liabilities, and members’ equity of Center Coast Core MLP Fund I, LLC (the “Fund”), including the schedule of investments, as of November 30, 2016 and the related statements of operations and cash flows for the year then ended, and the statement of changes in members’ equity for the years ended November 30, 2016 and 2015, and the financial highlights for the years ended November 30, 2016, 2015, and 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the two years ended November 30, 2013 and 2012 were audited by prior auditors whose report thereon dated January 27, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast Core MLP Fund I, LLC as of November 30, 2016, and the results of its operations and its cash flows for the year then ended, the changes in members’ equity for each of the years in the two year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Dallas, Texas

January 30, 2017

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Schedule of Investments - November 30, 2016

Number of Shares		Fair Value

	COMMON STOCK - 4.8%
	Midstream C-corps - 4.8%
4,487	Targa Resources Corp.	$239,112
	Total Midstream C-corps	239,112

	Total Common Stock
	(Cost $132,518)	$239,112

	MASTER LIMITED PARTNERSHIP SHARES - 97.9%
	Diversified Midstream - 28.3%
15,709	Enterprise Products Partners LP	$407,334
13,055	MPLX LP	428,857
3,579	ONEOK Partners LP	149,602
9,325	Tesoro Logistics LP	439,487
	Total Diversified Midstream	1,425,280

	E&P-sponsored Gathering and Processing - 5.8%
8,181	EnLink Midstream Partners LP	143,331
2,607	Western Gas Partners LP	148,782
	Total E&P-sponsored Gathering and Processing	292,113

	General Partner (K-1) - 7.2%
5,620	NuStar GP Holdings LLC	142,748
5,080	Western Gas Equity Partners LP	218,135
	Total General Partner (K-1)	360,883

	Large-cap Petroleum Transportation & Storage - 20.0%
4,055	Buckeye Partners LP	260,899
3,092	Magellan Midstream Partners LP	214,121
8,811	Plains All American Pipeline LP	290,322
10,092	Sunoco Logistics Partners LP	239,080
	Total Large-cap Petroleum Transportation & Storage	1,004,422

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Schedule of Investments - November 30, 2016 (Continued)

Number of Shares		Fair Value
	MASTER LIMITED PARTNERSHIP SHARES (continued)
	Natural Gas Transportation & Storage - 19.5%
17,535	Columbia Pipeline Partners LP	$300,725
5,576	Dominion Midstream Partners LP	142,746
4,870	Spectra Energy Partners LP	206,926
6,260	TC Pipelines LP	332,719
	Total Natural Gas Transportation & Storage	983,116

	Sponsored Petroleum Transportation & Storage - 17.1%
8,888	Phillips 66 Partners LP	401,115
11,729	Shell Midstream Partners LP	323,486
3,380	Valero Energy Partners LP	136,620
	Total Sponsored Petroleum Transportation & Storage	861,221

	Total Master Limited Partnership Shares
	(Cost $5,013,073)	$4,927,035

	Total Long-Term Investments - 102.7%	$5,166,147
	(Cost $5,145,591)

Principal
Amount		Fair Value
	Cash Equivalent - 3.3%
$168,315	UMB Money Market Fiduciary, 0.01% [1]	$168,315
	Total Cash Equivalent	168,315
	(Cost $168,315)

	Total Investments * - 106.0%
	(Cost $5,313,906)	5,334,462
	Liabilities in excess of Other Assets - (6.0)%	(302,762)
	Total Members' Equity - 100%	$5,031,700

LP - Limited Partnership

1 The rate quoted is the annualized seven-day yield of the Fund at the period end.

* All investments are domiciled in the United States.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Schedule of Investments - November 30, 2016 (Continued)

Sector as of November 30, 2016
Percent of Total
Sector Type/Sector	Members' Equity
Master Limited Partnership Shares
Diversified Midstream	28.3%
Large-cap Petroleum Transportation & Storage	20.0%
Natural Gas Transportation & Storage	19.5%
Sponsored Petroleum Transportation & Storage	17.1%
General Partner (K-1)	7.2%
E&P-sponsored Gathering and Processing	5.8%
Total Master Limited Partnership Shares	97.9%
Common Stock
Midstream C-corps	4.8%
Total Common Stock	4.8%
Total Long-Term Investments	102.7%
Short-Term Investment	3.3%
Total Investments	106.0%
Liabilities in excess of Other Assets	(6.0)%
Total Members' Equity	100.0%

The accompanying notes are an integral part of these Financial Statements.	4

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members' Equity - November 30, 2016

Assets
Investments in securities, at fair value (cost $5,145,591)	$5,166,147
Cash equivalents	168,315
Other assets	1

Total Assets	$5,334,463

Liabilities
Distributions payable	$115,125
Due to advisor	1,109
Payable for shares repurchased	16,739
Professional fees payable	92,436
Accounting and administration fees payable	9,994
Blue sky fees payable	3,903
Servicing fees payable	857
Custodian fees payable	9,744
Other expenses payable	52,856

Total Liabilities	302,763

Members' Equity	$5,031,700

Members' Equity consists of:
Members' Capital Paid-in	$4,948,584
Net investment loss	(304,959)
Accumulated net realized gain	367,519
Accumulated net unrealized depreciation on investments	20,556

Total Members' Equity	$5,031,700

Number of Outstanding Units	6,059.19

Net Asset Value per Unit	$830.42

The accompanying notes are an integral part of these Financial Statements.	5

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Statement of Operations

For the Year Ended November 30, 2016

Investment Income
Distributions from master limited partnerships	$328,767
Dividend income	16,053
Total distributions and dividends	344,820
Less return of capital on distributions	(322,645)
Distributions from common stock in excess of cost basis	(15,128)
Net dividends and distributions	7,047
Interest	10
Total Income	7,057

Operating Expenses
Investment manager fees	55,783
Accounting and administration fees	81,318
Professional fees	72,825
Managers' fees	30,000
Custodian fees	12,000
Servicing fees	10,133
Insurance fees	6,000
Other expenses	16,203
Total Operating Expenses	284,262

Expense waivers	(215,080)

Net Expenses	69,182

Net Investment Loss	(62,125)

Net Realized Loss and Change in Unrealized Appreciation on Investments

Net realized loss from investments	(1,153,353)
Net change in unrealized appreciation on investments	1,400,352

Net Realized Loss and Change in Unrealized Appreciation on Investments	246,999

Net Increase in Members' Equity From Operations	$184,874

The accompanying notes are an integral part of these Financial Statements.	6

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Statements of Changes in Members' Equity

For the Years Ended November 30, 2015 and 2016

Members'
Equity

Members' Equity at November 30, 2014	$6,800,801
Proceeds from sale of units	920,000
Reinvested distributions	353,921
Payments for units redeemed	(78,238)
Distributions to Members	(427,446)
Net investment loss	(47,209)
Net realized gain from investments	416,182
Net change in unrealized appreciation on investments	(2,828,371)

Members' Equity at November 30, 2015	$5,109,640

Proceeds from sale of units	150,000
Reinvested distributions	379,208
Payments for units redeemed	(334,764)
Distributions to Members	(457,258)
Net investment loss	(62,125)
Net realized loss from investments	(1,153,353)
Net change in unrealized appreciation on investments	1,400,352

Members' Equity at November 30, 2016	$5,031,700

Units outstanding at November 30, 2014	4,893.92
Units sold	682.92
Units reinvested	281.44
Units redeemed	(64.31)
Units outstanding at November 30, 2015	5,793.97
Units sold	190.02
Units reinvested	458.31
Units redeemed	(383.11)
Units outstanding at November 30, 2016	6,059.19

The accompanying notes are an integral part of these Financial Statements.	7

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended November 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Members' Equity from Operations	$184,874
Adjustments to reconcile Net Increase in Members' Equity from
Operations to net cash used in operating activities:
Return of Capital on distributions from master limited partnerships	322,645
Distributions from common stock in excess of cost basis	15,128
Net realized gain from investments	1,153,353
Net change in unrealized depreciation on investments	(1,400,352)
Changes in operating assets and liabilities:
Purchases of investments in securities	(2,977,555)
Sales of investments in securities	2,887,822
Decrease in due from advisor	19,873
Increase in due to advisor	1,109
Increase in professional fees payable	30,103
Increase in accounting and administration fees payable	810
Decrease in servicing fees payable	(9)
Decrease in custodian fees payable	(612)
Increase in other expenses payable	12,235
Net Cash Provided by Operating Activities	249,424

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of units	150,000
Distributions to Members, net of reinvestments and distributions payable	(73,011)
Payments for units redeemed, net of payable for shares repurchased	(321,937)
Net Cash Used in Financing Activities	(244,948)

Net change in cash equivalents	4,476

Cash equivalents at Beginning of Period	163,839

Cash Equivalents at End of Period	$168,315

Supplemental disclosure of non-cash financing activities: reinvested distributions	$379,208

The accompanying notes are an integral part of these Financial Statements.	8

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013*	November 30, 2012*

Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING
OF YEAR	$881.89	$1,389.64	$1,260.41	$1,079.33	$1,047.57

INCOME/(LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss	(8.42)	(1.94)	(14.01)	(7.87)	(12.77)
Net realized and unrealized gain/(loss)
on investments	32.95	(429.81)	219.24	264.95	129.68
Net Increase/(Decrease) in Members'
Equity from Operations	24.53	(431.75)	205.23	257.08	116.91

DISTRIBUTIONS TO MEMBERS:
Net change in Members' Equity due to
distributions to Members	(76.00)	(76.00)	(76.00)	(76.00)	(85.15)

NET ASSET VALUE, END OF YEAR	$830.42	$881.89	$1,389.64	$1,260.41	$1,079.33

TOTAL RETURN (2)(3)	3.25%	(32.10)%	16.48%	24.26%	11.44%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity, end of period
in thousands (000's)	$5,032	$5,110	$6,801	$5,929	$3,418
Net investment loss to average net assets	(1.22)%	(0.71)%	(1.13)%	(1.36)%	(1.55)%
Ratio of gross expenses to
average net assets (4)	5.60%	5.27%	6.23%	5.76%	9.69%
Ratio of expense waiver to
average net assets	(4.24)%	(3.93)%	(4.88)%	(4.40)%	(8.14)%
Ratio of net expenses to
average net assets (5)	1.36%	1.34%	1.35%	1.36%	1.55%
Portfolio Turnover	56.37%	37.91%	48.10%	15.67%	18.15%

*	Net investment loss and net realized and unrealized gain/(loss) on investments for a share outstanding and ratios of net investment loss to average net assets include a correction for a misclassification for the years ended November 30, 2012 and 2013.
(1)	Selected data for a unit of membership interest outstanding throughout the period.
(2)	Total investment return reflects the change in net asset value, inclusive of performance of the Fund adjusted for cash flows related to capital contributions or withdrawals during the period.
(3)	Total Return based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by Management.
(5)	Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

The accompanying notes are an integral part of these Financial Statements.	9

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – November 30, 2016

Note 1 – Organization

Center Coast Core MLP Fund I, LLC (the ‘‘Fund’’) was formed as a limited liability company under the laws of the State of Delaware on May 24, 2011 and commenced operations on July 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to provide investors with current income and long-term capital appreciation. The Fund’s investments include Master Limited Partnership (“MLP”) common units and equity securities of “MLP affiliates” which the Fund’s investment advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, “MLP Positions”). The Fund will invest more than 25% of its net assets in securities of companies in the energy sector, and, under normal circumstances, the Fund intends to invest at least 80% of its assets (including amounts borrowed, if any, for investment purposes) in “midstream” MLPs. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

The Fund commenced operations on July 1, 2011 and is managed by Center Coast Capital Advisors, LP (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940. The Board of Managers of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

(a) Valuation of Investments

Investments held by the Fund include MLP common units and equity securities of MLP affiliates.

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a unit of limited liability company interest (“Unit”) is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). Valuation procedures approved by the Board (the “Valuation Procedures”) provide that the Fund will value its investments at fair value. Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the NASDAQ Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Advisor not to reflect the fair value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Advisor not to reflect the fair value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – November 30, 2016 (continued)

Note 2 – Accounting Policies (continued)

(a) Valuation of Investments (continued)

Cash equivalents include short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less. These cash equivalents are valued by the Advisor at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from the Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates using historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2016, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $343,895 of dividends and distributions received from its investments. Net realized gain was increased by $102,265 and change in net unrealized appreciation/depreciation was increased by $241,630 in the accompanying Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of the investments.

(c) Fund Expenses

The Fund will pay all of its expenses, or reimburse the Advisor or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Units; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments.

The Advisor will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of MLP Positions. In addition, the Advisor is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Advisor, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

(d) Partnership Accounting Policy

The Fund records its prorata share of the income/(loss) to the extent of distributions it has received from the underlying partnerships. These amounts are included in the Fund’s Statement of Operations.

(e) Distributions to Members

Under normal circumstances, the Fund intends to pay substantially all of its net investment income to Members through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLPs, interest from debt securities, and other payments on Fund investments, less Fund expenses.

(f) Federal Income Taxes

The Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

The Fund and the entities in which the Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the U.S. Internal Revenue Service, which will report the results of partnership operations. The Fund’s items of income, gain, loss, deduction and credit will include the Fund’s allocable share of the items of income, gain, loss,

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – November 30, 2016 (continued)

Note 2 – Accounting Policies (continued)

(f) Federal Income Taxes (continued)

deduction and credit of the MLP Positions. Generally, the Fund is subject to income tax examinations by major taxing authorities during the three-year period prior to the period covered by these financial statements.

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports their allocable share of the MLPs’ taxable income in computing their own taxable income.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2016. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Note 3 – Investment Advisory and Other Agreements

The Fund pays to the Advisor an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Advisor to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Advisor a monthly Investment Management Fee equal to 1.10% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments.

The Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.35% on an annualized basis of the Fund’s net assets (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement will automatically renew for consecutive one-year terms unless sooner terminated. Either the Fund or the Advisor may terminate the Expense Limitation Agreement upon 30 days’ written notice. For the year ended November 30, 2016, the Advisor waived fees of $215,080. At November 30, 2016, $318,379 (the 2014 expense waiver) is subject to recoupment by the Advisor through November 30, 2017, $260,051 (the 2015 expense waiver) is subject to recoupment by the Advisor through November 30, 2018, and $215,080 (the 2016 expense waiver) is subject to recoupment by the Advisor through November 30, 2019. As of November 30, 2016, the Advisor is owed by the Fund $1,109, which represents the over reimbursed portion of the 2016 expense waiver as disclosed on the Statement of Assets, Liabilities and Members’ Equity.

Foreside Fund Services, LLC acts as placement agent to the Fund (the “Placement Agent”); UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

The Advisor acts as the servicing agent (the “Servicing Agent”) and receives a monthly servicing fee (the “Servicing Fee”) equal to 0.20% on an annualized basis of the Fund’s net asset value as of each month-end.

Certain members of the Fund (“Members”) are affiliated with the Advisor. The aggregate value of the affiliated Members’ share of Members’ equity at November 30, 2016 is $1,583,231.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – November 30, 2016 (continued)

Note 4 – Subscription and Repurchase of Members’ Units

Units are generally offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Advisor and its affiliates, pursuant to written tenders by Members.  The Advisor anticipates recommending to the Board that the Fund conduct repurchase offers of no more than 20% of the Fund’s net assets quarterly on or about each March 31, June 30, September 30, and December 31, not to exceed the repurchase of 50% of the percentage of interests of the Fund per calendar year.

Note 5 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures, issued by FASB, defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

  Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

  Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – November 30, 2016 (continued)

Note 5 – Fair Value Measurements and Disclosure (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 (Quoted Price)	Level 2* (Observable Inputs)	Level 3* (Unobservable Inputs)	Total
Investments, at fair value:
Common Stock[1]	$239,112	$-	$-	$239,112
Master Limited Partnerships[1]	4,927,035	-	-	4,927,035
Short-Term Investment	168,315	-	-	168,315
Total Investments, at fair value	$5,334,462	$-	$-	$5,334,462

[1]	All Common Stock and Master Limited Partnerships held in the Fund are Level 1 securities. For a detailed break-out of Common Stock and Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 & 3 securities as of November 30, 2016.

There were no transfers between Levels during the year ended November 30, 2016.

Note 6 – Related Party Transactions and Other

The Fund pays the Advisor or one of its affiliates, in its capacity as the Servicing Agent, a monthly Servicing Fee, equal to 0.20% on an annualized basis of the Fund’s net asset value as of each month-end. The Servicing Fee will be paid to the Servicing Agent out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund. For purposes of determining the Servicing Fee, net asset value will be calculated prior to any reduction for fees and expenses for that month, including, without limitation, the Servicing Fee payable for that month.

HRC Fund Associates, LLC (“HRC”), receives a fee from the Advisor ranging from 25% to 50% of the Investment Management Fee and Servicing Fees earned by the Advisor, net of certain expenses, in consideration of the services provided by HRC in connection with the sale of Units and/or the services provided to Unit holders pursuant to a marketing agreement. In addition, pursuant to a wholesaling agreement between the Placement Agent and HRC, amounts in excess of fees paid to financial intermediaries by the Placement Agent are used to reimburse HRC for expenses related to ongoing marketing and support services to dealer platforms.

Note 7 – Investment Transactions

Total purchases of Master Limited Partnerships and Common Stock for the year ended November 30, 2016 amounted to $2,977,555. Total proceeds from sale, redemption, or other disposition of Master Limited Partnerships and Common Stock for the year ended November 30, 2016 amounted to $2,887,822.

Note 8 – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act.  As of November 30, 2016, Dan Tutcher (President of the Fund and the Advisor) had 27.62% ownership in the Fund.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – November 30, 2016 (continued)

Note 9 – Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. A further discussion of the risks associated with an investment in the Fund is provided in the Fund’s Confidential Private Placement Memorandum and Statement of Additional Information.

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Events Subsequent to the Fiscal Period End

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event. Effective December 1, 2016, there were capital contributions to the Fund in the amount of $50,010.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Other Information – November 30, 2016 (unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-855-552-5200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Fund Management – November 30, 2016 (unaudited)

The identity of Managers of the Board and their brief biographical information as of November 30, 2016 is set forth below. The business address of each Manager is care of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, TX 77002.

INDEPENDENT MANAGERS

Name AND Year of birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By manager	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER (1)
Michael F. Curran Year of Birth: 1940	Manager	Since 2014	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002-2007).	2
James Edward Jones Year of Birth: 1954	Manager	Since 2014	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partners of Torch Partners LLC/Torch Securities LLC (2004-2013). Director of The J.E. and L.E. Mabee Foundation.	2
Alfred J. Moran Year of Birth: 1943	Manager	Since 2014	Chairman and Chief Executive Officer of the Moran Group (Management Consulting) (2003-present). Formerly, Director of Administration and Regulatory Affairs of the City of Houston (2007-2013). Director of the National Association of Corporate Directors.	2

Center Coast Core MLP Fund I, LLC

(a Delaware Limited Liability Company)

Fund Management – November 30, 2016 (unaudited) (continued)

Set forth below is the name, year of birth, position with the Fund, length of term of office, and the principal occupation for the last five years, as of November 30, 2016, of each of the persons currently serving as Executive Officers of the Fund. The business address of each Officer is care of Center Coast Capital Advisors, LP, 1600 Smith Street, Suite 3800, Houston, TX 77002.

Name and year of birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held By MANAGERS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICERs
Dan Tutcher* Year of Birth: 1949	President and Manager	Since Inception Since 2014	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).	2
William H. Bauch Year of Birth: 1961	Treasurer and Chief Compliance Officer	Since 2013 Since 2014	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).	N/A
Rachel Hollowell Year of Birth: 1980	Secretary	Since 2014	Director of Operations of Center Coast Capital Advisors, L.P. (2010-present). Formerly, Sales Representative of Johnson & Johnson (2004-2009).	N/A
(1)	The Fund Complex consists of the Fund, Center Coast Core MLP Fund II, LLC and Center Coast MLP & Infrastructure Fund.
*	Mr. Tutcher is an “interested” person of the Fund because of his position as an officer of the Advisor and certain of its affiliates.

CENTER COAST CORE MLP FUND I, LLC

(a Delaware Limited Liability Company)

1600 Smith Street, Suite 3800

Houston, Texas 77002

Investment Advisor

Center Coast Capital Advisors, LP

1600 Smith Street, Suite 3800

Houston, Texas 77002

Independent Registered Public Accounting Firm

KPMG LLP

2323 Ross Ave, Suite 1400

Dallas, Texas 75201

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Placement Agent

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Fund Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Alfred J. Moran is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2015 and $35,000 for 2016.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2016.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant is a client of Center Coast Capital Advisors, LP (“CCC”). All proxy voting responsibilities of the registrant are performed by CCC, with the assistance of administrator of the registrant. The Proxy Voting Policies of CCC are attached herewith.

PROXY VOTING POLICY AND PROCEDURES

PROXY VOTING POLICY

CCC will vote proxies as part of its authority to manage acquire and dispose of account assets if designated by the client. CCC will, in a prudent and diligent manner, use its best efforts to vote proxies in the best interests of separately managed account clients, including beneficiaries of and participants in client benefit plans for which CCC manages assets, consistent with the objective of maximizing long-term investment returns, and consistent with the Proxy Policy. The Proxy Policy is administered by the Director of Operations, which also monitors and supervises the services provided by the proxy research providers retained from time to time.

PROXY VOTING PROCEDURES

CCC will utilize the proxy voting service ProxyEdge or similar service (the "Proxy Voter") to vote Proxies for the relevant accounts of its Clients. The Proxy Voter provides voting services to institutions such as CCC. The Proxy Voter receives a daily electronic feed of all holdings in CCC voting accounts, and trustees and/or Broker-Dealer/Custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voter. The Proxy Voter monitors the accounts and their holdings to be sure that all proxies are received and voted for CCC Client shares owned. As a result of CCC’s decision to use the Proxy Voter, there is generally no physical handling of proxies by CCC personnel.

The above-referenced Proxy Voting Guidelines (the “Guidelines”) state the general view and expected vote of the Proxy Voter under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from CCC, the Proxy Voter will automatically vote in accordance with the Guidelines. However, the Guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the Clients’ best interests as described below with respect to “Exceptions.” CCC votes all securities based upon the guiding principle of seeking the maximization of economic value to CCC’s Clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote.

The Proxy Voter posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that the Proxy Voter has prepared on the vote.

If at any time a portfolio manager becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Operations Department as soon as possible prior to the relevant voting deadline for such matter. The Chair of the Operations Department must first make a general determination as to whether any potential conflicts of interest exist.  In the event of a potential conflict, the Chair will convene a meeting of the entire Operations Department regarding the potential conflict.  Once any potential conflict is either determined not to exist, or resolved, the Chair of the Operations Department, along with the relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote.  They may make their decision based upon any of the information and/or research available to them, including any recommendation made by the Proxy Voter, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Operations Department. The full Operations Department will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s Clients’ holdings. In all cases, regardless of whether the ultimate voting decision with respect to any vote is made by the relevant portfolio manager, the Chair or the entire Operations Department, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of CCC’s Clients’ holdings. If for any reason, no voting decision is made with respect to any particular vote, or if the Chair has not otherwise received any direction in accordance with these policies and procedures as to how to instruct the Proxy Voter to vote CCC’s shares prior to the relevant voting deadline for any Exception, the Chair will instruct the Proxy Voter to vote all of CCC’s shares in accordance with the Proxy Voter’s independent assessment of the matter.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the personnel of Center Coast Capital Advisors, L.P (the “Advisor”), who are primarily responsible for Center Coast Core MLP Fund I, LLC (the “Fund”) day-to-day portfolio management (the “Portfolio Management Team”) as of February 1, 2017:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years

Dan C. Tutcher	President	Since Inception

Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Management L.L.C; and group Vice President of Transportation South for Enbridge Inc. (2001-2007).

Robert T. Chisholm	Principal & Senior Portfolio Manager	Since Inception	Senior Portfolio Manager and Principal, Center Coast Capital Advisors, L.P. (2007-Present); Morgan Keegan’s Energy Investment Banking Division (2006-2007); Senior Project Advisor, Enbridge Energy Partners, L.P. (2002-2006).

Jeff A. Jorgensen	Portfolio Manager & Director of Research	Since April 2016	Director of Research of Center Coast Capital Advisors, LP (2014 – present). Formerly, Executive Director at UBS Investment Bank – Global Natural Resources. (2011 – 2014)

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the members of the Portfolio Management Team are primarily responsible for the day-to-day portfolio management as of November 30, 2016:

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment ehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Dan C. Tutcher	0	1-$74mm	0	2-$3.1B	0	977-$801mm
Robert T. Chisholm	0	1-$74mm	0	2-$3.1B	0	977-$801mm
Jeff A. Jorgensen	0	1-$74mm	0	2-$3.1B	0	977-$801mm

Conflicts of Interests

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has updated certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedure will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is an equity owner of the Advisor and therefore benefits indirectly from the revenue generated from the Advisory Agreement through his receipt of distributions from the Advisor.   Messrs. Chisholm and Jorgensen receive a base payment from the Advisor for the services he provides.  Mr. Jorgensen is also eligible for an annual cash bonus based on the Advisor’s earnings and the satisfaction of other conditions.  Additional benefits received by Messrs. Chisholm and Jorgensen are normal and customary employee benefits generally available to all salaried employees.  The portfolio managers are not entitled to any deferred benefits.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Portfolio Management Team in the Fund as of November 30, 2016:

Portfolio Management Team Member	Dollar Range of Units Beneficially Owned by Portfolio Management Team Member
Dan C. Tutcher	$1,000,000 - $10,000,000
Robert T. Chisholm	$50,001 - $100,000
Jeff Jorgensen	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Center Coast Core MLP Fund I, LLC

By (Signature and Title)* /s/ Dan C. Tutcher

Dan C. Tutcher, President

(Principal Executive Officer)

Date February 06, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dan C. Tutcher

Dan C. Tutcher, President

(Principal Executive Officer)

Date February 06, 2017

By (Signature and Title)* /s/ William H. Bauch

William H. Bauch, Treasurer

(Principal Financial Officer)

Date February 06, 2017

* Print the name and title of each signing officer under his or her signature.